UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2012

SI FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54241	80-0643149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

803 Main Street, Willimantic, Connecticut  06226
(Address of principal executive offices, including zip code)

(860) 423-4581
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Results of Operations and Financial Condition.

On May 8, 2012, SI Financial Group, Inc. (the “Company”), the holding company for Savings Institute Bank and Trust Company, issued a press release announcing that the Board of Directors had approved a stock repurchase program authorizing the Company to repurchase shares of common stock equaling up to 5%, or 528,215 shares, of the Company’s outstanding shares.  For more information, reference is made to the Company’s press release dated May 8, 2012, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired:  Not applicable

(b)           Pro Forma Financial Information:  Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits

Number	Description

99.1	Press Release Dated May 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SI FINANCIAL GROUP, INC.

Date: May 8, 2012	By:	/s/ Brian J. Hull
Brian J. Hull
Executive Vice President and Chief Financial Officer